Exhibit 99.2

WCI Communities Fourth Quarter and Full Year 2013 Earnings Conference Call February 25, 2014

1 Disclosure Statement This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook, expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology. For more information concerning factors that could cause actual results to differ materially from those contained in the forward- looking statements please refer to the “Risk Factors” section in our most recent quarterly report on Form 10-Q with the Securities and Exchange Commission on November 12, 2013 and subsequent filings by the Company. The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements. In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures Adjusted EBITDA and Adjusted gross margin from homes delivered. The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included below in the appendix to this presentation.

2 Gold Florida Map.jpgWCI Communities at a Glance .Lifestyle community developer and luxury homebuilder throughout Florida .Expertise and reputation for developing amenity rich master-planned communities –Creates value by enhancing the lifestyle component of our communities –Increases marketability, sales volume and value of homes delivered .Legacy that spans more than 60 years .Approximately 8,500 home sites owned or controlled as of December 31, 2013 –Majority located within mature, well- amenitized communities .Target move-up, second home and active adult customers .Strategic realty business Geographic Footprint Total Home Sites Owned & Controlled as of 12/31/2013 Home Sites Inventory 3 Key Differentiators .Pure play opportunity to capitalize on the Florida housing market .Luxury coastal homebuilder with sizeable and attractive land positions .Attractive land cost basis due in large part to fresh start accounting in 2009 .High proportion of cash buyers –48% of 4Q13 deliveries / 44% in 2013 .High ASP relative to peers –$433k full year 2013 deliveries –Diverse buyer mix and pricing range .Low cancellation rate – 4.7% in 2013 .Strong balance sheet - $213 million cash .Real Estate Services & Amenities businesses are value add Home Deliveries by Price Range Buyer Profile with Low Reliance on Financing Loan to Value Percentage – 4Q13 Deliveries 4 (1)US Census Bureau (2)Florida Realtors’ ® December/ Q4 2013 Florida Housing Market statewide data reports for single family homes Continued Growth in the Florida Real Estate Market .3rd highest population growth state (1) .2nd highest state permits issued in 2013 (1) .Permit growth exceeding national rate –2013 Florida permits grew by 35% (1) –2013 U.S. Permits grew by 18% (1) –2013 permits still ~70% off 2005 peak level .Continued strength in resale market (2) –2013 vs. 2012 –Closings up 15.9% –Median price up 11.5% –4Q13 vs. 4Q12 –Closings up 4.7% –Median price up 13.3% –Median days on market averaged 49 days, down 15.5% Florida Annual Permit Activity (1) Median Days on Market by MSA (2)

5 2013 Highlights .Revenues from homes delivered up 53.0% to $213.5 million –Deliveries up 40.1% to 493 homes –Adjusted gross margin from homes delivered of 32.0% .New orders up 17.2% to 531 homes –Contract value of new orders up 31.9% to $243.2 million –Average selling price per new order up 12.5% to $458,000 .Real Estate Services gross margin up 123.9% to $3.1 million .Net income of $127.0 million –$125.6 million income tax benefit related to the reversal of deferred tax asset valuation allowances .Adjusted EBITDA up 116.0% to $37.5 million .Closed on 1,900 future home sites across 10 neighborhoods .Increased ending active selling neighborhood count by 25% .Ending cash balance of $213.4 million, up 163.1% .Successfully accessed debt and equity capital markets C:\Users\er42817\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\147S46YI\PPV%20Agostino_FrontDusk[1].jpg\\nasrut156v1gmt\45AC9438\Pictures\COL%20Dining%20Balcony[1].tiff\\nasrut156v1gmt\45AC9438\Drafts\2013.06 - Roadshow Presentation\High Resolution Photos\Page 8\MSQ clubhouse Pool at night pano.jpgCortez_Lanai.jpg 6 Annual Trending ($ in thousands) Note: SG&A % measured as a percentage of Homebuilding revenues

7 Quarterly Trending ($ in thousands) New Orders .Continued quarter over quarter increases .Active adult segment - sustained strength –Traffic up 39% from 4Q12 –New orders up 52% from 4Q12 Deliveries .57% of 2012 deliveries were stacked in Q4 .Strategically implemented evenflow production scheduling to reduce concentration of deliveries –31% of 2013 deliveries occurred in Q4

8 Fourth Quarter 2013 Summary($ in thousands) +33% +22% +15% +10% +24% - 200 bps

9 Improving SG&A Leverage Driving Adjusted EBITDA Expansion .Continued gross margin strength –Product delivery mix a key factor –Broader range of neighborhoods delivering homes .Rapidly improving SG&A leverage –2013 SG&A includes $4.5M of addtitional non-cash stock based compensation than 2012 (1)Represents Adjusted gross margin from homes delivered (2)Measured as a percentage of homebuilding; 2013 does not foot due to rounding (3)Measured as a percentage of total revenues

10 Selected Full Year Operating Results $ in thousands, except per share amounts 2013 2012 Variance % Homebuilding revenues $214,016 $146,926 45.7% Real estate services revenues 80,096 73,070 9.6% Amenities revenues 23,237 21,012 10.6% Total revenues $317,349 $241,008 31.7% Total gross margin $65,324 $44,293 47.5% Adjusted gross margin % from homes delivered 32.0% 33.2% -120 bps Adjusted EBITDA $37,494 $17,362 116.0% Adjusted EBITDA margin 11.8% 7.2% +460 bps Net income (loss) attributable to common shareholders $126,968 $50,823 149.8% Earnings per share - diluted $5.86 $3.50 67.4% Preferred stock dividends (19,680) - - Preferred stock dividends per diluted share ($0.91) - - Expenses related to early repayment of debt (5,105) (16,984) 69.9% Expenses related to early repayment of debt per diluted share ($0.24) ($1.17) 79.5% Income tax benefit 125,709 52,233 140.7% Income tax benefit per diluted share $5.80 $3.60 61.1% Weighted average shares outstanding - diluted 21,680 14,515 49.4% SG&A % of homebuilding revenues 18.5% 21.9% -340 bps Non-cash stock-based compensation included in SG&A 2.4% 0.5% +190 bps Homes delivered 493 352 40.1% Average selling price per home delivered $433 $396 9.3%

11 $ in thousands, except per share amounts Three Months Ended December 31, 2013 2012 Variance % Homebuilding revenues $68,962 $81,946 -15.8% Real estate services revenues 19,181 17,533 9.4% Amenities revenues 6,617 5,771 14.7% Total revenues $94,760 $105,250 -10.0% Total gross margin $19,461 $24,406 -20.3% Net income (loss) attributable to common shareholders $135,198 $17,918 654.5% Earnings per share - diluted $5.16 $0.99 421.2% Weighted average shares outstanding - diluted 26,206 18,040 45.3% Adjusted EBITDA $11,770 $15,349 -23.3% Adjusted EBITDA margin 12.4% 14.6% -220 bps SG&A % of homebuilding revenues 15.3% 13.5% +180 bps Non-cash stock-based compensation included in SG&A 1.3% 0.2% +110 bps Homes delivered 151 202 -25.2% Average selling price per home delivered $457 $400 14.1% New orders 116 106 9.4% Average selling price per new order $516 $423 22.0% Backlog units 293 255 14.9% Average selling price per backlog unit $491 $447 9.8% Selected Fourth Quarter Operating Results 12 Strong Balance Sheet with Ample Liquidity .July 2013 – Raised $90.3 million in net proceeds from initial public offering .August 2013 – Raised $195.5 million in net proceeds from issuance of Senior Notes due 2021 –Paid off existing $125.0 million senior secured term notes –Early repayment of debt charges of approximately $5.1 million .August 2013 - Entered into a $75.0 million, four year senior unsecured revolving credit facility .December 2013 – Reversed $125.6 million of deferred tax asset valuation allowance (1)Available liquidity includes the $75 million of borrowing capacity under the revolving credit facility and $8 million of borrowing capacity available under the revolving credit facility with Stonegate Bank (2)Net Debt represents total debt less cash & cash equivalents T:\Consumer\PTC\Project Gator\Slater_130607\Art\Image blocks.psd$ in thousands December 31, 2013 December 31, 2012 Cash & Equivalents $213,352 $81,094 Real Estate Inventory 280,293 183,168 Sr. Secured Term Notes Due 2017 - 125,000 Sr. Notes Due 2021 200,000 - Total Equity 409,864 168,605 Total Capitalization 609,864 293,605 Available Liquidity (1) 296,352 81,094 Debt to Capitalization 32.8% 42.6% Net Debt to Capital (2) NM 20.7% (Cash + Inventory) / Debt 2.47 2.11

13 Key Takeaways .Florida real estate market remains strong .Continued growth –Neighborhood counts –Orders & deliveries –Revenues & Adjusted EBITDA .Leverage the scalable operating platform .Actively pursuing land acquisition opportunities .Conservative balance sheet provides ample liquidity and flexibility for future growth .Executing the strategy –Focus on move-up, second home and active adult buyers –Maintain production disciplines –Differentiate via extensive amenity offerings C:\Users\er42817\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\147S46YI\HBY%20Plaza%20del%20Lago%20aerial[1].jpgC:\Users\er42817\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\147S46YI\PPV%20Agostino_FrontDusk[1].jpgT:\Consumer\PTC\Project Gator\Slater_130607\Art\Image blocks.psdT:\Consumer\PTC\Project Gator\Slater_130607\Art\Image blocks.psd Appendix

15 Reconciliation of Non-GAAP Financial Measures Adjusted Gross Margin from Homes Delivered Reconciliation of Non-GAAP Financial Measures In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to Adjusted gross margin from homes delivered, EBITDA, and Adjusted EBITDA (as defined below). Adjusted Gross Margin from Homes Delivered We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered. Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and in making strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions. We believe adjusted gross margin from homes delivered is relevant and useful to investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, the methods used by such companies may differ from our methodology and, therefore, may not be comparable. We urge investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies. The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure, Homebuilding gross margin, for the years presented herein.

16 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income from discontinued operations, other income, stock-based and other non-cash long-term incentive compensation expense, and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business. We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effect of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments). Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business. Adjusted EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) attributable to common shareholders of WCI Communities, Inc. in accordance with GAAP as a measure of performance. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Our EBITDA-based measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are: .they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations; .they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows; .they do not reflect the interest expense necessary to service our debt; and .other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures. Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by operating activities as measures of liquidity. You should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures. Our GAAP-based measures can be found in our audited consolidated financial statements in Item 8 of Part II of this Annual Report on Form 10-K. The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss) attributable to common shareholders of WCI Communities, Inc., for the years presented herein.

17 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1) Represents capitalized interest expensed in cost of sales on home deliveries and land lot sales. (2) Represents the Company’s income tax benefit from continuing operations as reported in its consolidated statements of operations, including (i) a reversal of $125.6 million of deferred tax asset valuation allowances during the year ended December 31, 2013 and (ii) a $50.5 million income tax benefit during the year ended December 31, 2012 due to the reversal of a tax liability that resulted from the successful completion of an audit by the Internal Revenue Service pertaining to the 2003 to 2008 tax years. (3) Represents a reduction in income available to common shareholders of WCI Communities, Inc. during the year ended December 31, 2013 pertaining to its preferred stock wherein we (i) exchanged 903,825 shares of our common stock (valued at $19.0 million) for 10,000 outstanding shares of our Series A preferred stock during July 2013 and (ii) paid $0.7 million in cash to purchase the one outstanding share of our Series B preferred stock during April 2013. In accordance with Accounting Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, any difference between the consideration transferred to our preferred stock shareholders and the corresponding book value has been characterized as a preferred stock dividend in our consolidated statements of operations and deducted from net income to arrive at net income (loss) attributable to common shareholders of WCI Communities, Inc. (4) Represents the Company’s other income as reported in its consolidated statements of operations, including, among other things, net recoveries and changes in certain accruals related to various legal and other settlements, sales of prepaid impact fees credits, interest income and gains/losses on sales of property and equipment. (5) Represents expenses recorded in the Company’s consolidated statements of operations related to its stock-based and non-cash other long-term incentive compensation plans. (6) Represents expenses related to early repayment of debt as reported in the Company’s consolidated statements of operations, including (i) $5.1 million of write- offs of unamortized debt discount and debt issuance costs and a prepayment premium related to our voluntary prepayment of the entire outstanding principal amount of the 2017 Notes in August 2013 and (ii) the write-off of $17.0 million of unamortized debt discount and debt issuance costs related to the repayment and retirement of our senior subordinated secured term loan in June 2012.

Key Takeaways

- Florida real estate market remains strong
- Continued growth
  - Neighborhood counts
  - Orders & deliveries
  - Revenues & Adjusted EBITDA
- Leverage the scalable operating platform
- Actively pursuing land acquisition opportunities
- Conservative balance sheet provides ample liquidity and flexibility for future growth
- Executing the strategy
  - Focus on move-up, second home and active adult buyers
  - Maintain production disciplines
  - Differentiate via extensive amenity offerings









WCI
The Experience Is Everything

15 Reconciliation of Non-GAAP Financial Measures Adjusted Gross Margin from Homes Delivered Reconciliation of Non-GAAP Financial Measures In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to Adjusted gross margin from homes delivered, EBITDA, and Adjusted EBITDA (as defined below). Adjusted Gross Margin from Homes Delivered We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered. Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and in making strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions. We believe adjusted gross margin from homes delivered is relevant and useful to investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, the methods used by such companies may differ from our methodology and, therefore, may not be comparable. We urge investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies. The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure, Homebuilding gross margin, for the years presented herein.

16 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income from discontinued operations, other income, stock-based and other non-cash long-term incentive compensation expense, and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business. We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effect of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments). Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business. Adjusted EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) attributable to common shareholders of WCI Communities, Inc. in accordance with GAAP as a measure of performance. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Our EBITDA-based measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are: .they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations; .they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows; .they do not reflect the interest expense necessary to service our debt; and .other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures. Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by operating activities as measures of liquidity. You should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures. Our GAAP-based measures can be found in our audited consolidated financial statements in Item 8 of Part II of this Annual Report on Form 10-K. The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss) attributable to common shareholders of WCI Communities, Inc., for the years presented herein.

17 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1) Represents capitalized interest expensed in cost of sales on home deliveries and land lot sales. (2) Represents the Company’s income tax benefit from continuing operations as reported in its consolidated statements of operations, including (i) a reversal of $125.6 million of deferred tax asset valuation allowances during the year ended December 31, 2013 and (ii) a $50.5 million income tax benefit during the year ended December 31, 2012 due to the reversal of a tax liability that resulted from the successful completion of an audit by the Internal Revenue Service pertaining to the 2003 to 2008 tax years. (3) Represents a reduction in income available to common shareholders of WCI Communities, Inc. during the year ended December 31, 2013 pertaining to its preferred stock wherein we (i) exchanged 903,825 shares of our common stock (valued at $19.0 million) for 10,000 outstanding shares of our Series A preferred stock during July 2013 and (ii) paid $0.7 million in cash to purchase the one outstanding share of our Series B preferred stock during April 2013. In accordance with Accounting Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, any difference between the consideration transferred to our preferred stock shareholders and the corresponding book value has been characterized as a preferred stock dividend in our consolidated statements of operations and deducted from net income to arrive at net income (loss) attributable to common shareholders of WCI Communities, Inc. (4) Represents the Company’s other income as reported in its consolidated statements of operations, including, among other things, net recoveries and changes in certain accruals related to various legal and other settlements, sales of prepaid impact fees credits, interest income and gains/losses on sales of property and equipment. (5) Represents expenses recorded in the Company’s consolidated statements of operations related to its stock-based and non-cash other long-term incentive compensation plans. (6) Represents expenses related to early repayment of debt as reported in the Company’s consolidated statements of operations, including (i) $5.1 million of write- offs of unamortized debt discount and debt issuance costs and a prepayment premium related to our voluntary prepayment of the entire outstanding principal amount of the 2017 Notes in August 2013 and (ii) the write-off of $17.0 million of unamortized debt discount and debt issuance costs related to the repayment and retirement of our senior subordinated secured term loan in June 2012.

17 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1) Represents capitalized interest expensed in cost of sales on home deliveries and land lot sales. (2) Represents the Company’s income tax benefit from continuing operations as reported in its consolidated statements of operations, including (i) a reversal of $125.6 million of deferred tax asset valuation allowances during the year ended December 31, 2013 and (ii) a $50.5 million income tax benefit during the year ended December 31, 2012 due to the reversal of a tax liability that resulted from the successful completion of an audit by the Internal Revenue Service pertaining to the 2003 to 2008 tax years. (3) Represents a reduction in income available to common shareholders of WCI Communities, Inc. during the year ended December 31, 2013 pertaining to its preferred stock wherein we (i) exchanged 903,825 shares of our common stock (valued at $19.0 million) for 10,000 outstanding shares of our Series A preferred stock during July 2013 and (ii) paid $0.7 million in cash to purchase the one outstanding share of our Series B preferred stock during April 2013. In accordance with Accounting Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, any difference between the consideration transferred to our preferred stock shareholders and the corresponding book value has been characterized as a preferred stock dividend in our consolidated statements of operations and deducted from net income to arrive at net income (loss) attributable to common shareholders of WCI Communities, Inc. (4) Represents the Company’s other income as reported in its consolidated statements of operations, including, among other things, net recoveries and changes in certain accruals related to various legal and other settlements, sales of prepaid impact fees credits, interest income and gains/losses on sales of property and equipment. (5) Represents expenses recorded in the Company’s consolidated statements of operations related to its stock-based and non-cash other long-term incentive compensation plans. (6) Represents expenses related to early repayment of debt as reported in the Company’s consolidated statements of operations, including (i) $5.1 million of write- offs of unamortized debt discount and debt issuance costs and a prepayment premium related to our voluntary prepayment of the entire outstanding principal amount of the 2017 Notes in August 2013 and (ii) the write-off of $17.0 million of unamortized debt discount and debt issuance costs related to the repayment and retirement of our senior subordinated secured term loan in June 2012.